Exhibit 99.1

China Armco Metals Announces Results from its Annual General Meeting

SAN MATEO, CA--(Marketwire – 7/18/12) - China Armco Metals, Inc. (NYSE MKT: CNAM - News) (“China Armco” or “the Company”), a distributor of imported metal ore and metal recycler, today announced results from its Annual General Meeting of Stockholders.

On July 13, 2012, China Armco hosted its Annual General Meeting in Foster City, California. Shareholders approved the following items at the Annual General Meeting:

1.	Election of directors: Kexuan Yao, Weigang Zhao, Weiping Shen, William Thomson, and Kam Ping Chan.
2.	Appointment of Li & Company as independent accounting firm.
3.	Amendment to the Amended and Restated 2009 Stock Incentive Plan.

The proposal to change the Company’s name to Armco Metals Holdings, Inc. was not approved because the votes cast “FOR” such proposal did not reach a majority of the outstanding voting power.

The voting process was administered by an independent professional services firm, Issuer Direct Corporation. Details of the results of the Annual General Meeting are available in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission today.

About China Armco Metals, Inc.

China Armco Metals, Inc. is engaged in the sale and distribution of metal ore and non-ferrous metals throughout the PRC and is in the recycling business in the PRC. China Armco's customers throughout China include some of the fastest growing steel producing mills and foundries in the PRC. Raw materials are acquired from a global group of suppliers located in diverse countries, including, but not limited to, Brazil, India, Indonesia, Ukraine and the United States. China Armco's product lines include ferrous and non-ferrous ore, iron ore, chrome ore, nickel ore, magnesium, copper ore, manganese ore, steel billet and recycled scrap metals. For more information about China Armco, please visit http://www.armcometals.com.

Forward-Looking Statement

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Armco Metals, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding our revenues and production related to our scrap metal recycling operations and the extent of government imposed energy restrictions and resulting blackouts and impact on our recycling operations.

In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations:

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the following, including, but not limited to, any expectations with respect to the Company's revenues and operations, institution of governmental regulations relating to our businesses and the international economic climate, and the cautionary statements and risk factor disclosures contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2011.

For more information, please contact:

Company:
US Contact:
Christina Xiong
Investor Relations
China Armco Metals, Inc.
Office: 650.212.7620
Email: christina@armcometals.com
Website: www.armcometals.com

China Contact:
Julie Gu
Office: 021-62375286
Email: julie.gu@armcometals.com
Website: www.armcometals.com